UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  March 23, 2007

NATIONAL CITY CORPORATION
(Exact name of registrant as specified in its charter)

1-10074
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	34-1111088 (I.R.S. Employer Identification Number)
1900 East Ninth Street
Cleveland, Ohio 44114-3484
(Address of principal executive offices and zip code)
(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.1

ITEM 8.01. OTHER EVENTS.
     National City Corporation closed a transaction in which it issued $600,000,000 floating rate notes due March 20, 2009. Reference is made to the Prospectus Supplement filed on March 20, 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-104080 on Form S-3, dated May 5, 2003, of National City Corporation:
     (d) Exhibits.

Number	Exhibit
1.1	Terms Agreement, dated as of March 16, 2007, between National City Corporation and Morgan Stanley & Co. Incorporated

4.1	Form of Floating Rate Note due March 20, 2009

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY CORPORATION
By:	/s/ Carlton E. Langer
	Name:	Carlton E. Langer
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: March 23, 2007

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EXHIBIT INDEX

Number	Exhibit
1.1	Terms Agreement, dated as of March 16, 2007, between National City Corporation and Morgan Stanley & Co. Incorporated

4.1	Form of Floating Rate Note due March 20, 2009.

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